UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-04692

Emerging Markets Growth Fund, Inc.
(Exact Name of Registrant as Specified in Charter)

11100 Santa Monica Boulevard, 15th Floor
Los Angeles, California 90025
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (310) 996-6000

Date of fiscal year end: June 30

Date of reporting period: June 30, 2010

Nelson N. Lee
Capital International, Inc.
11100 Santa Monica Boulevard, 15th Floor
Los Angeles, California 90025
(Name and Address of Agent for Service)

Copies to:
Rob Helm, Esq.
Dechert LLP
1775 I Street, N.W.
Washington, DC 20006-2401
(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

Emerging Markets Growth Fund

[cover: global map]

Annual report for the year ended June 30, 2010

Emerging Markets Growth FundSM seeks long-term growth of capital by investing in companies operating in developing countries around the world.

Fund results shown in this report are for past periods and are not predictive of results for future periods. The results shown are before taxes on fund distributions and sale of fund shares. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, please call 800/421-0180, ext. 96245.

Investing in developing markets involves additional risks, such as significant currency and price fluctuations, political instability, differing securities regulations and periods of illiquidity, which are detailed in the fund’s prospectus. Investments in developing markets have been more volatile than investments in developed markets, reflecting the greater uncertainties of investing in less established economies. Individuals investing in developing markets should have a long-term perspective and be able to tolerate potentially sharp declines in the value of their investments. The expense ratios are as of the fund’s most recent fiscal year-end.

Emerging Markets Growth Fund is a U.S.-domiciled open-end interval fund and redeems on a monthly basis as more fully described in its prospectus. Securities offered through American Funds Distributors,® Inc. Member FINRA/SIPC.

Dear shareholders:

Emerging markets equities ended the fiscal year with strong gains, supported by the recovery of domestic economies, robust corporate earnings, improved exports and firmer commodities demand following the financial crisis in 2008. The net asset value of the Emerging Markets Growth Fund rose 22.8% for the 12-month period, with dividends reinvested, compared with a 24.6% increase for its benchmark, the MSCI Emerging Markets Investable Market Index (IMI).

Stocks extended their sharp rally in the second half of 2009 as the effects of monetary stimulus continued to work their way through the global economic system. In 2010, however, equities succumbed to concerns over credit tightening measures in China and the European sovereign debt crisis. Technology and consumer-related stocks helped drive returns for the fiscal year as economies proved resilient. A number of machinery and construction-related companies also climbed on expectations for long-term infrastructure development in several markets, including Indonesia and India. Materials stocks benefited from the overall improvement in economic growth, with many metals producers rising sharply. In general, smaller markets in Asia and Latin America posted some of the steepest upswings, while Central and Eastern European equities trailed.

Market review

Led by the U.S and emerging Asia, the global economy had gained some traction by the beginning of July 2009. A combination of low interest rates, subdued inflation, inventory rebuilding and better-than-expected corporate results helped boost investors’ appetite for equities. But worries about the likely withdrawal of stimulus measures lingered in the backdrop, along with anxieties about heavy fiscal burdens. Dubai World’s attempted renegotiation of $26 billion in loans also sparked concerns in November, reminding investors of the risks associated with less mature markets. Fears subsided, however, as oil-rich Abu Dhabi issued a $10 billion bailout in December. Stocks registered significant gains over the last six months of 2009, with emerging markets equities outpacing those in the developed world. Emerging markets economies also appeared to be on more solid footing than the developed world, spurred by strong growth in Asia and rising intra-regional trade.

Manufacturing and exports continued to improve in 2010. China and India resumed breakneck growth rates, while U.S. economic data was largely positive, with the exception of persistently high unemployment and sluggish housing data. By April, the International Monetary Fund (IMF) projected that emerging markets economies would grow 6.3% in 2010, fueled by an 8.7% advance in Asia, while the developed world would expand 2.3%. However, China’s credit crackdown and Greece’s potential debt default muted expectations for the immediate future. By spring, the fiscal situation in Greece had developed into a full-blown crisis, and wavering investor confidence over other highly indebted southern European nations contributed to the market slide that began in April. Several European governments approved sharp budget cuts in an effort to reduce their deficits, and after several rounds of negotiations, the European Union and IMF agreed to provide relief in the form of loans and other financial guarantees totaling more than $1 trillion. However, questions remained whether the bailout would be enough to solve the structural problems facing Southern Europe.

[Begin Sidebar]
Results at a glance
For periods ended June 30, 2010, with distributions reinvested

	Total returns		Average annual total returns
						Lifetime
	6 months	1 year	3 years	5 years	10 years	(since 5/30/86)

Emerging Markets Growth Fund	–5.5%	22.8%	–0.7%	15.5%	9.7%	16.8%
MSCI Emerging Markets IMI1	–5.7	24.6	–1.9	13.1	10.2	12.3	2
MSCI Emerging Markets Index3	–6.2	23.2	–2.5	12.7	10.0	12.2	2

1 Returns for the MSCI Emerging Markets Investable Market Index (IMI) were calculated using the MSCI Emerging Markets Index with gross dividends from December 31, 1987 to December 31, 2000, and with net dividends from January 1, 2001 to November 30, 2007, and using the MSCI Emerging Markets IMI with net dividends thereafter. The indices are unmanaged and do not reflect the effect of sales charges, commissions or expenses.

2 The MSCI Emerging Markets Index did not start until December 31, 1987. As a result, the International Finance Corporation (IFC) Global Composite Index was used in lieu of the MSCI Emerging Markets Index from May 30, 1986 to December 31, 1987.

3 Reflects gross dividends through December 31, 2000 and net dividends thereafter. The index is unmanaged and does not reflect the effect of sales charges, commissions or expenses.

Percentage changes for markets and sectors are based on the MSCI Emerging Markets Investable Market Index, with net dividends reinvested, and are for the year ended June 30, 2010, unless otherwise noted. All returns and stock prices are reflected in U.S. dollars, unless otherwise noted.
[End Sidebar]

China curbed credit at a steady pace. The Chinese government hiked bank reserve requirements three times in the first half of 2010 and stepped up its efforts to limit speculation in the country’s booming property market, including increasing down payment requirements and placing limits on loans for third-home purchases. Chinese GDP grew a faster-than-anticipated 11.9% in the first quarter of 2010, though the pace was expected to moderate throughout the remainder of the year given the likely impact of tightening measures on the economy. Exports climbed 35% in the first six months of 2010; household consumption also grew rapidly, underscoring the economy’s gradual transition from a heavy reliance on exports to more domestic consumer-driven growth. China announced at the end of June that it would allow greater currency flexibility; the renminbi ended the fiscal year up 0.7%.

Other developing economies also continued to expand, affording authorities in India, Malaysia and Brazil the flexibility to lift interest rates in an effort to stave off rising inflationary pressures. Brazil’s economy rose a better-than-expected 9% in the first quarter compared with a year earlier. Amid fears that the economy might overheat, Brazil’s central bank boosted its key lending rate, the Selic, by 75 basis points to 9.5% in late April and by another 75 basis points, to 10.25%, in June.

[Begin Sidebar]
10 largest equity holdings
		Percent of price
		change for the
	Percent of net assets as	12 months ended
	of 6/30/10	6/30/10*

Samsung Electronics	2.8%	34.7%
América Móvil	2.6	22.7
OAO Gazprom	2.4	–7.7
LG Chem	2.3	102.1	†
China Shenhua Energy	1.9	–1.2
Reliance Industries	1.8	10.1
Petróleo Brasileiro – Petrobras	1.7	–13.5
Banpu	1.7	89.1
Taiwan Semiconductor	1.6	12.4
Industrial and Commercial Bank of China	1.5	3.1

Total	20.3%

*The percent change is reflected in U.S. dollars. The actual gain or loss on the total position in the fund may differ from the percentage shown.
† The security was not held by the fund on June 30, 2009, but was purchased during the 12 months ended June 30, 2010. The percentage reflects the change in price subsequent to the purchase of the security by the fund.

[End Sidebar]

As inflation continued to spike, the Reserve Bank of India raised its key lending rate twice in April, to 5.25%, following an earlier increase in March. India’s first-quarter GDP advanced 8.6%, supported by a rise in manufacturing and personal income. Investors cheered the release of the nation’s budget in early 2010, which highlighted the government’s intention to cut its deficit by more than one percentage point to 5.5% of GDP. Multibillion dollar revenues generated by an intense government auction of third-generation wireless licenses in May were expected to help further reduce the deficit. Elsewhere, Russia and South Africa bucked the broader trend by lowering interest rates to help boost economic recovery. Both countries showed signs of growth during the period.

On balance, the stock market volatility experienced in the first half of 2010 did little to offset the strong upturn in the latter part of 2009. Emerging markets stocks managed to end the fiscal year up by about a quarter, compared with a 14% bump for the unmanaged Standard & Poor’s 500 Composite Index and slighter increases in Europe. Most Asian and Latin American currencies appreciated against the U.S. dollar and registered even further gains against the euro for the period. However, they lost some ground to the dollar in the first six months of 2010. Central and Eastern European currencies depreciated.

[Begin Sidebar]
Where the fund’s assets were invested

					MSCI		Value of
	Percent of net assets				EM IMI1		holdings
							6/30/10
	6/30/08	6/30/09	12/31/09	6/30/10	6/30/10		(000)

Asia-Pacific
China	11.0%	19.1%	18.2%	17.0%	18.9%		$2,190,867
Hong Kong	.8	1.1	.7	1.2	—		160,087
India	5.4	9.7	9.3	10.8	9.0		1,391,289
Indonesia	3.1	2.1	2.3	3.6	2.4		468,035
Malaysia	3.2	3.0	3.5	3.3	3.0		421,726
Pakistan	.1	.1	.1	.1	—		13,144
Philippines	.9	1.1	1.1	1.0	.5		121,610
Singapore	.8	.8	.9	1.0	—		131,695
South Korea	8.8	7.8	10.1	9.1	13.6		1,177,220
Sri Lanka	.1	.1	.1	—	—		5,760
Taiwan	8.3	6.2	6.9	6.6	12.0		853,590
Thailand	2.0	1.7	1.9	2.3	1.7		291,817
Vietnam	.1	.1	.1	—	—		4,564
	44.6	52.9	55.2	56.0	61.1		7,231,404

Latin America
Argentina	1.0	.1	.1	.1	—		12,929
Brazil	8.0	11.5	12.5	10.7	14.3		1,383,885
Chile	1.1	1.3	.8	.6	1.5		71,568
Colombia	.3	.2	—	—	.7		—
Jamaica	—	.1	.1	—	—		—
Mexico	7.8	8.0	6.4	6.0	4.1		774,032
Peru	.1	.1	—	—	.6		1,096
	18.3	21.3	19.9	17.4	21.2		2,243,510

Eastern Europe and Middle East
Croatia	.1	—	—	—	—		—
Czech Republic	.1	.8	.8	.6	.4		79,493
Hungary	—	.2	—	.1	.4		11,191
Israel	1.7	1.2	1.5	1.3	—	2	164,078
Oman	.3	.1	.1	.2	—		20,406
Poland	.8	1.1	1.1	1.0	1.4		124,784
Russia	13.2	5.2	5.1	5.2	5.7		663,477
Saudi Arabia	—	—	—	.3	—		40,360
Turkey	1.2	1.5	1.2	1.4	1.8		181,325
United Arab Emirates	.2	—	.1	—	—		—
	17.6	10.1	9.9	10.1	9.7		1,285,114

Africa
Egypt	2.2	.8	.4	.1	.5		19,043
Morocco	.1	.1	.1	.1	.2		12,397
South Africa	7.0	5.4	5.4	4.6	7.3		589,076
	9.3	6.3	5.9	4.8	8.0		620,516

Other markets3
Australia	—	.3	.6	.6			73,604
Canada	.5	.3	.5	.6			77,412
Germany	.1	—	—	—			—
Italy	—	.5	—	—			—
Netherlands	.8	.2	.2	—			—
United Kingdom	1.9	.3	1.4	1.2			150,637
United States of America	.5	.6	.5	.8			108,289
	3.8	2.2	3.2	3.2			409,942

Multinational	.6	.7	.6	.6			76,447
Other4	1.0	2.0	1.1	2.5			317,830
Other assets less liabilities (including
forward currency contracts)	4.8	4.5	4.2	5.4			693,435

Total net assets	100.0%	100.0%	100.0%	100.0%			$12,878,198

1 A dash indicates that the market is not included in the index. Source: MSCI.
2 Israel was removed from the MSCI EM IMI and placed in the MSCI World Index in May 2010.
3 Includes investments in companies incorporated in the region that have significant operations in emerging markets.
4 Includes securities in initial period of acquisition.
[End Sidebar]

Asia’s expanding consumer base, combined with a jump in consumer confidence, supported strong returns in the consumer staples and discretionary sectors, especially among automakers and retailers. South Korea’s Hyundai Mobis and LG Chem were major contributors to index returns for the 12 months. Indonesian conglomerate Astra International shot up nearly 126%; car sales in the country rose 20% in the first six months of 2010. Shares of food and household goods producers also ratcheted higher as local companies continued to expand market share.

[Begin Sidebar]
Percent change in key markets*
	12 months		6 months
	ended 6/30/10		ended 6/30/10

	Expressed	Expressed	Expressed	Expressed
	in U.S.	in local	in U.S.	in local
	dollars	currency	dollars	currency
Asia-Pacific
China	12.5%	13.0%	–6.3%	–5.9%
India	34.1	30.0	3.1	2.9
Indonesia	60.3	42.4	14.2	10.2
Malaysia	34.6	23.9	10.0	4.0
Philippines	44.3	39.0	10.4	10.6
South Korea	29.8	24.5	–3.9	.8
Taiwan	17.7	15.3	–12.4	–12.0
Thailand	41.0	34.1	12.3	9.1

Latin America
Brazil	25.1	15.0	–14.7	–11.8
Chile	26.0	30.0	3.7	12.0
Colombia	55.2	38.6	14.1	7.1
Mexico	32.4	29.5	–1.8	–3.1
Peru	50.4	50.2	4.5	4.4

Eastern Europe and Middle East
Czech Republic	2.4	15.8	–11.3	1.1
Hungary	14.8	37.5	–21.5	–3.0
Poland	22.2	29.6	–18.0	–3.3
Russia	27.7	28.1	–9.4	–6.9
Turkey	45.5	49.9	–.6	5.0

Africa
Egypt	7.9	9.8	–2.9	.6
Morocco	–10.9	–.5	2.7	17.0
South Africa	19.8	18.9	–4.6	–.6

Emerging Markets Growth Fund	22.8		–5.5

*The market indices, compiled by MSCI, are unmanaged and their results include reinvested distributions, but do not reflect the effect of sales charges, commissions or expenses.
[End Sidebar]

Technology heavyweights such as South Korea’s Samsung Electronics also advanced, with the company reporting that first-quarter profits had increased sevenfold amid a recovery in chip demand. Samsung also announced it would double capital expenditures in 2010 to $16 billion in a bid to maintain its dominant position in the computer chip and LCD display industries. In general, global chipmakers rushed to expand their production facilities amid robust sales of new devices such as smartphones and tablet personal computers. Indian information technology service providers such as Infosys Technologies also registered substantial gains as companies won additional outsourcing business in Western markets.

The Thomson Reuters/Jefferies CRB Index of 19 commodity futures edged up over the period, despite sliding from its peak in early January. Shares of Brazilian iron ore producer Vale climbed nearly 40% on soaring iron ore prices. In a landmark shift, several iron ore producers abandoned a 40-year-old annual contract system, opting instead for short-term deals based on spot prices.

Real estate stocks trailed as credit availability was reduced. Telecommunication services also struggled amid fierce competition and slower mobile growth rates as more mature wireless markets reached their saturation points. The sector witnessed some consolidation, with Indian wireless firm Bharti Airtel announcing in February its intention to purchase $10.7 billion of Kuwaiti provider Zain’s African assets after last year’s highly anticipated deal with South Africa’s MTN fell through. Latin America’s largest wireless company, América Móvil, also acquired fixed-line provider Telmex Internacional in 2010.

Most Asian markets notched double-digit returns. Indonesian stocks jumped 60% as political and economic reforms initiated after the 1997–1998 Asian financial crisis began to bear fruit. In March, Standard & Poor’s raised the country’s credit rating to its highest level in more than a decade. India, South Korea and Malaysia also rose significantly amid broader economic improvements and an upsurge in exports. The MSCI China IMI rose 12.5%. Chinese consumer companies posted some of the most pronounced gains as consumer confidence rallied steadily over the period and household income increased in cities and rural areas. Property stocks suffered, hurt by government measures to cool the real estate market. Taiwanese equities lagged slightly, constrained by financials stocks. Thailand edged up 41%, despite increased political turmoil that led to violent anti-government riots and the burning of numerous buildings, including Bangkok’s stock exchange.

Metals producers helped bolster the Brazilian and Russian markets, though oil stocks such as Petrobras and Gazprom fell. Mexican stocks climbed 32%, with the economy emerging from recession in the third quarter of 2009. In February a major earthquake in Chile left at least 700 dead; roads were blocked, infrastructure damaged and mine production halted. Chilean equities nonetheless ended the period up 26%, buoyed by banks and retailers. Colombian stocks rallied as investors celebrated the victory of president-elect Juan Manuel Santos, a defense minister in outgoing president Álvaro Uribe’s government.

Elsewhere, Israel made the transition to developed-market status in May. Turkey’s stock market shot up over 45% for the 12-month period, supported by banks and shrugging off a fresh bout of political instability when more than 40 military officers were detained in an alleged plot to derail the government in February. South Africa — host of the 2010 FIFA World Cup, which kicked off in June — ended the fiscal year up 20%.

Markets in Hungary and the Czech Republic dragged amid concerns about their economies’ exposure to the European debt crisis. Poland fared better, despite political uncertainty following the tragic April death of its president, Lech Kaczynski, and dozens of other senior officials, who were killed when their plane crashed in Russia.

Portfolio review

The fund registered steep gains for the year, but slightly trailed the benchmark. Investments in the materials and consumer areas shined overall amid robust growth in domestic economies. Stock selection in China also had a powerful impact on portfolio returns.

Commodity-related investments boosted fund results, particularly holdings in Vale, as the iron ore producer benefited from the shift to quarterly contracts. Nine Dragons Paper, China’s biggest manufacturer of containerboard for packaging, also advanced sharply as exports climbed. Meanwhile, Thai coal company Banpu experienced an uptick as it increased production capacity in an ongoing effort to meet Asia’s escalating energy needs.

Domestic demand for infrastructure further spurred holdings, benefiting Indonesian cement companies Semen Gresik and Indocement and India’s Jain Irrigation. Portfolio managers returned from research trips to both countries with generally positive views on their prospects for infrastructure development against a backdrop of economic growth and reform. Construction-related firms in Latin America, such as Brazil’s Cia. de Concessões de Rodoviárias (CCR), also advanced over the period.

Auto-related holdings throughout Asia surged. Shares of Chinese hybrid battery manufacturer BYD soared 84%, helped, in part, by government tax cuts and subsidies aimed at boosting demand, especially for energy-efficient vehicles. Leading diesel engine maker Weichai Power also climbed, with its yearly profits supported by recovering demand for heavy trucks. Shares of South Korea’s LG Chem rocketed more than 127% over the year as the battery producer solidified joint ventures with companies such as Hyundai-Kia and General Motors. Investments in South Korea’s Hyundai Mobis and Hankook Tire further contributed to results, as did holdings in Indonesian auto conglomerate Astra International. In recent months, however, several of the fund’s managers have grown wary of some Asian automakers in the wake of dramatic share price run-ups.

Other consumer-related investments lifted fund returns as household consumption in markets such as China expanded. Domestically oriented companies in several emerging markets countries also made successful strides to further establish local brand names. Chinese sportswear firm ANTA helped lead gains, along with Chilean retailer Falabella, which has a burgeoning presence in Colombia and Peru. Brazilian household and beauty products manufacturer Hypermarcas, Indian beverage maker United Spirits and Russian supermarket chain Magnit also realized healthy increases.

Technology stocks were mixed but provided a few favorable contributors. Buoyed by greater demand for new products and smartphones, powerhouse Samsung Electronics achieved record-breaking profits in its first quarter and was up 35% for the fund’s fiscal year. Meanwhile, shares of Internet portal company Tencent jumped 42% as China’s online gaming and instant messaging markets boomed. On the other hand, Brazilian credit card processor Redecard slid in the first half of 2010 due, in part, to the government’s plan to force the company to reduce fees to retailers.

Telecommunications providers hindered portfolio returns, particularly India’s Bharti Airtel, which slid more than 30% amid fierce domestic competition and its acquisition of Kuwaiti provider Zain’s African assets. Competition in India intensified in May as firms vied for much-coveted licenses to deliver third-generation mobile phone services throughout the country. Bharti paid about $2.6 billion in licensing fees for the critical areas of Delhi and Mumbai. Although Bharti will most likely remain a leader in India’s rapidly expanding wireless universe, increased market rivalry and the costs related to licensing and the Zain acquisition have become a concern. Investments in South Africa’s MTN also slumped, with shares down 15% for the period. MTN — the country’s largest telecommunications provider — suffered as weaker-than-expected subscriber growth weighed on annual profits.

Chinese real estate stocks declined during the period following substantial gains in the first half of 2009 when the country’s property market soared. As 2010 began, fears over a potential real estate bubble, the subsequent implementation of additional credit restraints and property restrictions weighed heavily on investments. China Resources Land, China Vanke, Sino-Ocean Land and China Overseas Land & Investment faltered. Several infrastructure-related stocks in China also declined amid sluggish demand and worries about a slowdown in the market.

A handful of commodity investments also struggled, including Russia’s Gazprom and Brazil’s Petrobras. Shares of the latter dipped 14%, hampered by uncertainty surrounding its deal to buy oil reserves from the government. The company also delayed a much-awaited $25 billion share offering until September, further disappointing investors. Australian-based uranium producer, Paladin Energy, which has considerable assets in Africa, languished amid a forecasted drop in its annual production.

Outlook

The fiscal year began with equities extending a buoyant rally as massive stimulus plans continued to provide relief to a hobbled economy. The world began a period of readjustment in 2010, as authorities in China and other emerging markets such as India and Brazil initiated tightening measures. During the spring, the escalation of Europe’s debt crisis dashed hopes for sustained global economic recovery and triggered a deep market spiral through late May. Throughout this period, emerging markets economies continued to show strong signs of growth, but markets remained volatile.

Concerns about the impact of the European debt crisis are likely to linger in the near term. As a consequence, several smaller emerging markets economies with considerable debt burdens — primarily those in Central and Eastern Europe — may come under additional pressure. Despite this, the developing world is generally in better shape than the developed world and appears well positioned to continue on that path. Asia remains anchored by substantial currency reserves and healthy balance sheets. Countries with substantial exports to Europe, such as Korea and Taiwan, may suffer in the short term, especially in the machinery area. But domestic economies should remain relatively strong on the whole, while trade among developing economies continues to expand, particularly in Asia. Greater flexibility in China’s currency policy is also likely to prove favorable both domestically and globally, as a gradual appreciation of the renminbi would help shift the economy toward an increased consumption base while simultaneously rebalancing trade.

Against this backdrop, portfolio managers and analysts favor consumer companies that stand to benefit from credit growth and rising consumption in local Asian markets. Managers also remain interested in infrastructure-related firms poised to profit from urbanization and development trends in countries such as India and Indonesia. China’s property market has cooled following the recent credit tightening. Some of our analysts and managers believe that further restrictions are likely to be more subdued in upcoming months, and they are augmenting their investments in a handful of Chinese companies based on share price weakness. Overall, fund managers continue to find opportunities among well-capitalized banks in Asia.

Credit and consumer growth in Latin America has also been robust. However, some managers have become less enthusiastic about Brazilian financial and consumer stocks, as they are concerned about valuations and uncertainty over the upcoming presidential election.

In general, the fund’s managers and analysts are optimistic about technology firms over the long term, but believe there is considerable potential for correction in the near future. As a result, investments that are likely to suffer from decreased European demand in the short term have been trimmed, while those with exposure to global demand for newer products provide greater appeal.

Energy and materials companies that have unique access to natural resources also feature prominently in the portfolio, with notable holdings invested in commodities producers. Energy needs in the developing world are expected to ramp up significantly over the next decade. Fund analysts particularly like the major oil firms that are trading at attractive valuations relative to their assets, as well as several Asian coal producers that are apt to dominate, especially as wage pressures increase.

Telecommunications providers continue to be an area of importance for the portfolio, particularly those that still have considerable opportunities to expand within local markets, such as Turkey and Poland. Wireless markets in Latin America are more mature, with few stand-alone mobile businesses remaining, but broadband providers are gaining significance and offer opportunities, in the view of our analysts.

Although world markets may witness near-term volatility as the European debt crisis continues to unfold, the developing world appears to have come through the recent crises stronger and healthier than the developed world. Currencies have appreciated, politics are more supportive than in the past and corporate governance has improved. Given these factors, our managers believe that emerging markets continue to offer myriad opportunities.

We look forward to reporting to you again in another six months.

Sincerely,

/s/ Victor D. Kohn

Victor D. Kohn
President
August 16, 2010

The value of a long-term perspective

How a $100,000 investment has grown

While notable for their volatility in recent years, financial markets have tended to reward investors over the long term. Active management — bolstered by experience and careful research — can add even more value. This chart shows how a $100,0001 investment in Emerging Markets Growth Fund (EMGF) grew from December 31, 1987 — the inception of the MSCI Emerging Markets Index — through June 30, 2010, the end of the fund’s latest fiscal year.

As you can see, the $100,000 would have grown to $3,025,275. This is significantly more than the $1,608,057 generated by the unmanaged MSCI EM Index.

[begin mountain chart]
Values of a $100,000 investment in EMGF from 12/31/1987-6/30/2010:	Emerging Markets Growth Fund2	MSCI Emerging Markets Index3

12/31/1987	100,000	100,000
6/30/1988	138,053	136,912
12/31/1988	141,980	140,427
6/30/1989	203,614	173,906
12/31/1989	275,812	231,650
6/30/1990	296,302	258,080
12/31/1990	250,848	207,209
6/30/1991	349,859	281,281
12/31/1991	409,863	331,349
6/30/1992	453,884	355,819
12/31/1992	460,360	369,135
6/30/1993	551,713	421,825
12/31/1993	794,977	645,384
6/30/1994	741,137	578,578
12/31/1994	782,904	598,165
6/30/1995	732,096	578,478
12/31/1995	726,601	567,009
6/30/1996	845,474	627,491
12/31/1996	845,574	601,205
6/30/1997	1,092,098	707,935
12/31/1997	927,272	531,555
6/30/1998	791,087	431,270
12/31/1998	696,603	396,860
6/30/1999	953,943	555,079
12/31/1999	1,239,461	660,407
6/30/2000	1,198,460	607,647
12/31/2000	855,467	458,257
6/30/2001	847,207	450,050
12/31/2001	826,143	446,274
6/30/2002	799,378	454,921
12/31/2002	744,120	418,732
6/30/2003	856,488	485,280
12/31/2003	1,127,420	652,453
6/30/2004	1,095,308	646,124
12/31/2004	1,361,210	819,176
6/30/2005	1,471,426	868,292
12/31/2005	1,883,298	1,097,686
6/30/2006	2,028,701	1,176,259
12/31/2006	2,571,214	1,450,832
6/30/2007	3,085,311	1,705,431
12/31/2007	3,563,076	2,022,748
6/30/2008	3,202,070	1,764,921
12/31/2008	1,799,646	934,885
6/30/2009	2,463,059	1,290,915
12/31/2009	3,200,168	1,704,887
6/30/2010	3,025,275	1,608,057
[end mountain chart]
1The minimum initial investment for EMGF is $100,000.
2Values are based on a $100,000 investment with distributions reinvested.

3Returns for the MSCI Emerging Markets Index were calculated using the MSCI Emerging Markets Index with gross dividends from December 31, 1987 to December 31, 2000, and with net dividends from January 1, 2001 to November 30, 2007, and using the MSCI EM IMI with net dividends thereafter. The indices are unmanaged and do not reflect the effect of sales charges, commissions or expenses.

4For the period December 31, 1987 (inception of the MSCI EM Index), through June 30, 1988. EMGF began operations on May 30, 1986.

Total returns
(with all distributions reinvested for periods ended June 30, 2010)

	Cumulative	Average annual
	total returns	total returns

1 year	22.8%	—
5 years	105.6	15.5%
10 years	152.4	9.7

Fund results shown are for past periods and are not predictive of results for future periods. The results shown are before taxes on fund distributions and sale of fund shares. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, please call 800/421-0180, ext. 96245.

About the fund and its adviser

Emerging Markets Growth Fund was organized in 1986 by the International Finance Corporation (IFC), an affiliate of the World Bank, as a vehicle for investing in the securities of companies based in developing countries. The premise behind the formation of the fund was that rapid growth in these countries could create very attractive investment opportunities. It also was felt that the availability of equity capital would stimulate the development of capital markets and encourage countries to liberalize their investment regulations.

Capital International, Inc.,SM has been investment adviser for the fund since 1986. It is part of The Capital Group Companies, Inc.,SM one of the world’s most experienced investment advisory organizations, with roots dating back to 1931. The Capital Group organization has been involved in international investing since the 1950s. Capital International employs a research-driven approach to investing. Along with its institutional management affiliates, Capital International maintains a global investment research network spanning three continents. This network includes analysts and portfolio managers, from more than 30 countries, who speak a variety of languages. These professionals travel the world scrutinizing thousands of companies and keeping a close watch on industry trends and government actions.

The fund’s adviser has devoted substantial resources to the task of evaluating and managing investments in developing countries. Currently, there are more than 20 analysts covering these countries, with most also managing a portion of the fund. The majority of the fund’s assets are managed by six portfolio managers.

Capital International’s research effort focuses heavily on sectors as well as on individual countries. It is an intensive effort that combines company and industry analysis with a political and macroeconomic overview, and we believe it has given Emerging Markets Growth Fund a competitive edge.

Investment portfolio
June 30, 2010

	Equity securities
Sector diversification	Common stocks	Preferred stocks	Convertible stocks	Bonds and notes	Percent of net assets
Financials	16.30%	1.40%	.14%	.04%	17.88%
Information technology	13.32	-	-	-	13.32
Materials	11.61	1.61	-	.09	13.31
Energy	11.49	.22	-	-	11.71
Telecommunication services	10.30	.49	-	-	10.79
Consumer staples	8.41	.25	-	-	8.66
Consumer discretionary	7.32	.10	-	.01	7.43
Industrials	6.39	-	-	-	6.39
Utilities	1.84	1.04	-	-	2.88
Health care	.75	-	.02	-	.77
Other	1.22	-	-	.25	1.47
	88.95%	5.11%	.16%	.39%	94.61%

Short-term securities					4.34
Other assets less liabilities (including forward currency contracts)					1.05
Net assets					100.00%

Equity securities		Value
	Shares	(000)

Asia-Pacific - 56.12%

China - 16.99%
361 Degrees International Ltd. (Hong Kong)	24,418,000	$17,404
AirMedia Group Inc. (ADR) (1)	92,607	289
Alibaba.com Ltd. (Hong Kong) (1)	18,207,000	35,933
Anhui Conch Cement Co. Ltd.	7,307,436	17,222
Anhui Conch Cement Co. Ltd. (Hong Kong)	10,050,000	29,110
ANTA Sports Products Ltd. (Hong Kong)	20,200,600	36,370
Bank of China Ltd. (Hong Kong)	336,699,000	169,861
BaWang International (Group) Holding Ltd. (Hong Kong)	58,800,000	41,751
Beijing Enterprises Holdings Ltd. (Hong Kong)	6,455,500	41,936
BYD Co. Ltd. (Hong Kong)	7,948,200	58,590
Changyou.com Ltd., Class A (ADR) (1)	414,900	10,729
China Construction Bank Corp. (Hong Kong)	111,052,600	89,370
China Dongxiang (Group) Co. Ltd. (Hong Kong)	37,013,000	24,622
China High Speed Transmission Equipment Group Co. Ltd. (Hong Kong)	6,937,600	14,555
China Life Insurance Co. Ltd.	1,407,973	5,094
China Life Insurance Co. Ltd. (Hong Kong)	20,530,000	90,191
China Longyuan Power Group Corp. Ltd. (Hong Kong) (1)	33,565,000	30,820
China Mengniu Dairy Co. (Hong Kong)	18,625,000	60,389
China Mobile Ltd. (Hong Kong)	3,143,000	31,325
China National Offshore Oil Corp. (Hong Kong)	4,864,000	8,292
China Overseas Land & Investment Ltd. (Hong Kong)	27,299,206	50,852
China Railway Construction Corp. Ltd.	543,800	575
China Railway Construction Corp. Ltd. (Hong Kong)	64,166,000	80,424
China Railway Group Ltd. (Hong Kong) (1)	11,951,000	7,663
China Resources Enterprise Ltd. (Hong Kong)	2,540,000	9,365
China Resources Land Ltd. (Hong Kong)	1,867,000	3,506
China Shanshui Cement Group Ltd. (Hong Kong)	41,183,000	18,254
China Shenhua Energy Co. Ltd. (1)	1,309,200	4,214
China Shenhua Energy Co. Ltd. (Hong Kong)	65,163,000	236,335
China Vanke Co. Ltd.	1,527,100	1,514
China Yurun Food Group Ltd. (Hong Kong)	15,458,000	48,389
Ctrip.com International, Ltd. (ADR) (1)	782,960	29,408
Fu Ji Food and Catering Services Holdings Ltd. (Hong Kong) (1)	15,126,000	21
GCL-Poly Energy Holdings Ltd. (Hong Kong) (1)	46,284,000	8,633
Giant Interactive Group Inc. (ADR)	2,032,800	13,986
GOME Electrical Appliances Holding Ltd. (Hong Kong) (1)	16,714,930	5,050
Hengan International Group Co. Ltd. (Hong Kong)	3,817,500	30,803
Hopewell Highway Infrastructure Ltd. (Hong Kong)	4,088,400	2,868
Industrial and Commercial Bank of China Ltd.	26,847,500	15,985
Industrial and Commercial Bank of China Ltd. (Hong Kong)	240,705,000	174,778
Kingboard Chemical Holdings Ltd. (Hong Kong)	6,248,500	26,747
Kingboard Laminates Holdings Ltd. (Hong Kong)	18,220,000	15,242
Lenovo Group Ltd. (Hong Kong)	29,374,000	15,762
Li Ning Co. Ltd. (Hong Kong)	29,487,000	96,518
Longfor Properties Co. Ltd. (Hong Kong)	49,968,000	49,990
Man Wah Holdings Ltd. (Hong Kong) (1)	19,111,000	18,518
Mindray Medical International Ltd., Class A (ADR)	209,700	6,589
Minth Group Ltd. (Hong Kong)	23,980,000	28,369
NetDragon Websoft Inc. (Hong Kong)	6,497,500	2,931
NetEase.com, Inc. (ADR) (1)	204,300	6,478
New Oriental Education & Technology Group Inc. (ADR) (1)	210,500	19,616
Nine Dragons Paper (Holdings) Ltd. (Hong Kong)	34,715,200	46,923
Parkson Retail Group Ltd. (Hong Kong)	7,067,000	11,930
Perfect World Co. Ltd., Class B (ADR) (1)	801,000	17,630
Ports Design Ltd. (Hong Kong)	9,926,500	25,291
Shanda Games Ltd., Class A (ADR) (1)	1,224,300	7,113
Shanghai Forte Land Co. Ltd. (Hong Kong)	7,550,000	1,975
Shanghai Prime Machinery Co. Ltd. (Hong Kong)	7,304,000	1,243
Shanghai Zhixin Electric Co. Ltd.	4,305,267	10,927
Suntech Power Holdings Co. Ltd. (ADR) (1)	1,837,800	16,853
Tencent Holdings Ltd. (Hong Kong)	1,634,400	26,952
Tingyi (Cayman Islands) Holding Corp. (Hong Kong)	11,094,000	26,958
Weichai Power Co. Ltd. (Hong Kong)	9,310,600	59,831
Wumart Stores, Inc. (Hong Kong)	21,931,384	39,291
Xinao Gas Holdings Ltd. (Hong Kong)	4,630,000	10,069
Zhongsheng Group Holdings Ltd. (Hong Kong) (1)	24,391,000	29,861
Zhuzhou CSR Times Electric Co. Ltd. (Hong Kong)	5,717,000	12,098
		2,188,181

Hong Kong - 1.24%
ASM Pacific Technology Ltd.	1,907,700	14,834
BOC Hong Kong (Holdings) Ltd.	4,247,000	9,654
First Pacific Co. Ltd.	71,487,658	48,369
Hopewell Holdings Ltd.	11,276,000	31,716
Sands China Ltd. (1)	6,110,000	8,969
United Company RUSAL PLC (1)	29,568,000	26,720
VTech Holdings Ltd.	1,860,000	19,825
		160,087

India - 10.80%
Ambuja Cements Ltd.	7,274,930	17,802
Apollo Hospitals Enterprise Ltd.	1,222,966	19,673
Apollo Hospitals Enterprise Ltd. (GDR)	233,800	3,761
Bharat Electronics Ltd.	380,971	14,157
Bharti Airtel Ltd.	29,211,460	163,814
Colgate-Palmolive Ltd.	424,489	7,584
Cox and Kings Ltd. (1)	1,624,647	16,109
Cummins India Ltd.	1,182,073	15,082
DLF Ltd.	28,611,291	175,595
Everest Kanto Cylinder Ltd.	1,783,035	5,117
GMR Infrastructure Ltd. (1)	5,784,000	7,311
HDFC Bank Ltd.	1,726,216	71,038
HDFC Bank Ltd. (ADR)	1,600	229
Housing Development Finance Corp. Ltd.	1,755,095	110,247
ICICI Bank Ltd.	2,486,835	45,602
ICICI Bank Ltd. (ADR)	1,136,100	41,059
Infosys Technologies Ltd.	568,267	33,960
Infrastructure Development Finance Co. Ltd.	18,377,391	69,832
ITC Ltd.	865,340	5,651
IVRCL Infrastructures & Projects Ltd.	3,033,944	12,060
Jain Irrigation Systems Ltd.	2,599,523	59,408
Kotak Mahindra Bank Ltd.	383,700	6,299
McLeod Russel India Ltd.	3,634,012	15,524
Multi Screen Media Private Ltd. (acquired 5/15/00, cost: $107,294,000) (1) (2)	284,195	18,609
Pantaloon Retail (India) Ltd.	2,367,636	20,961
Reliance Industries Ltd.	10,174,253	237,067
Sanghvi Movers Ltd.	819,991	3,337
Shopper's Stop Ltd. (1)	1,005,300	12,153
Sobha Developers Ltd.	3,594,606	22,080
Sun Pharmaceutical Industries Ltd.	296,775	11,345
United Spirits Ltd.	5,139,177	143,816
Wipro Ltd.	609,630	5,007
		1,391,289

Indonesia - 3.63%
PT Astra International Tbk	22,277,300	117,267
PT Bank Mandiri (Persero) Tbk	90,250,000	58,763
PT Bank Rakyat Indonesia (Persero) Tbk	53,054,500	53,587
PT Indocement Tunggal Prakarsa Tbk	53,959,500	92,938
PT Indosat Tbk	21,272,500	11,476
PT Semen Gresik (Persero) Tbk	113,763,500	108,798
PT Surya Citra Media Tbk	38,277,500	4,726
PT XL Axiata Tbk (1)	45,738,500	20,480
		468,035

Kazakhstan - 0.00%
JSC KazMunaiGas Exploration Production	1	-

Malaysia - 3.27%
CIMB Group Holdings Bhd.	82,307,698	177,307
Eastern & Oriental Bhd. (1)	7,469,930	2,062
Genting Bhd.	21,644,200	47,398
IJM Corp. Bhd.	46,943,279	71,081
IJM Corp. Bhd., warrants, expire October 24, 2014 (1)	4,694,327	1,595
IOI Corp. Bhd.	3,575,460	5,512
Maxis Bhd.	15,618,700	25,424
Naim Cendera Holdings Bhd.	11,661,500	10,559
S P Setia Bhd.	12,479,150	16,069
StemLife Bhd. (3)	8,331,900	819
Tanjong PLC	11,716,800	62,857
		420,683

Pakistan - 0.10%
Oil and Gas Development Co. Ltd. (GDR)	791,800	13,144

Philippines - 0.94%
Bayan Telecommunications Holdings Corp., Class A (acquired 2/12/98, cost: $1,850,000) (1) (2)	724,790	-
Bayan Telecommunications Holdings Corp., Class B (acquired 2/12/98, cost: $616,000) (1) (2)	241,431	-
Energy Development Corp.	780,372,750	74,724
International Container Terminal Services, Inc.	29,660,688	19,302
Philippine Airlines, Inc. (acquired 3/31/97, cost: $0) (1) (2)	68,631,450	-
Philippine Long Distance Telephone Co.	311,320	15,968
Philippine Long Distance Telephone Co. (ADR)	227,900	11,616
		121,610

Singapore - 1.02%
Ascendas India Trust	28,651,500	19,187
CapitaMalls Asia Ltd.	14,843,000	22,095
CapitaRetail China Trust	8,476,000	7,476
Noble Group Ltd.	12,582,000	15,193
Olam International Ltd.	3,331,190	6,100
Wilmar International Ltd.	15,064,420	61,644
		131,695

South Korea - 9.14%
Cheil Worldwide Inc.	727,250	7,604
Hankook Tire Co., Ltd.	2,498,660	56,663
Hite Brewery Co., Ltd.	150,803	17,907
Hynix Semiconductor Inc. (1)	2,792,040	56,615
Hyundai Mobis Co., Ltd.	335,649	56,213
Korea Exchange Bank	3,214,560	32,714
Korean Reinsurance Co.	869,925	6,824
KT&G Corp.	934,307	45,939
LG Chem, Ltd.	1,167,020	293,281
LG Electronics Inc.	360,181	27,505
LG Electronics Inc., nonvoting preferred	396,548	12,435
LG Fashion Corp.	605,960	14,112
NHN Corp. (1)	77,716	11,566
OCI Co., Ltd.	155,300	31,316
Samsung Electronics Co., Ltd.	263,368	165,366
Samsung Electronics Co., Ltd. (GDR)	639,548	200,081
Shinhan Financial Group Co., Ltd.	2,272,963	83,710
SK Telecom Co., Ltd.	187,919	24,612
SK Telecom Co., Ltd. (ADR)	1,236,536	18,214
S-Oil Corp.	331,682	14,543
		1,177,220

Sri Lanka - 0.05%
Dialog Telekom Ltd. (1)	66,906,180	5,760

Taiwan - 6.63%
Acer Inc.	15,863,060	36,788
Cathay Financial Holding Co., Ltd. (1)	34,262,000	50,650
CTCI Corp.	18,759,000	18,374
Delta Electronics, Inc.	35,743,874	114,420
Epistar Corp.	373,000	965
Epistar Corp. (GDR) (1)	254,646	3,293
Hon Hai Precision Industry Co., Ltd. (1)	27,378,726	96,157
Hon Hai Precision Industry Co., Ltd. (GDR) (1)	1,572,111	11,335
HTC Corp.	2,763,994	36,670
MediaTek Inc.	6,174,305	86,113
Phison Electronics Corp.	1,945,656	11,126
SinoPac Financial Holdings Co., Ltd. (1)	33,939,000	10,693
Synnex Technology International Corp.	8,760,393	18,986
Taiwan Cement Corp.	13,829,526	11,661
Taiwan Mobile Co., Ltd.	15,757,422	32,139
Taiwan Semiconductor Manufacturing Co., Ltd.	108,017,680	201,982
TECO Electric & Machinery Co., Ltd.	16,599,000	6,817
Tripod Technology Corp.	14,343,877	53,210
Wintek Corp. (1) (3)	54,341,000	43,475
Wintek Corp. (GDR) (acquired 4/27/10, cost: $8,888,000) (1) (2) (3)	2,183,808	8,736
		853,590

Thailand - 2.27%
Advanced Info Service PCL	5,634,800	15,034
Banpu PCL	11,318,400	211,046
Banpu PCL, nonvoting depository receipt	106,200	1,975
Bumrungrad Hospital PCL (3)	43,774,600	41,793
CP ALL PCL	24,962,800	21,969
		291,817

Vietnam - 0.04%
Vietnam Enterprise Investments Ltd., redeemable (acquired 9/20/01, cost: $4,515,000) (1) (2)	1,630,227	3,179
Vietnam Resource Investment (Holdings) Ltd. (acquired 6/15/07, cost: $11,302,000) (1) (2)	1,108,000	1,385
		4,564

Latin America - 17.18%

Argentina - 0.00%
Grupo Financiero Galicia SA, Class B (1)	5	-

Brazil - 10.71%
ALL - América Latina Logística SA, units	3,524,240	27,725
Anhanguera Educacional Participações SA, units	1,842,900	27,863
Bradespar SA, preferred nominative	854,100	15,516
CESP - Cia. Energética de São Paulo, Class B, preferred nominative	5,753,060	78,407
Cia. de Bebidas das Américas - AmBev, preferred nominative	7,157	713
Cia. de Bebidas das Américas - AmBev, preferred nominative (ADR)	320,600	32,384
Cia. de Bebidas das Américas - AmBev, preferred nominative receipts	54	5
Cia. de Concessões Rodoviárias, ordinary nominative	4,237,200	87,749
Cia. Energética de Minas Gerais - CEMIG, preferred nominative	3,822,946	55,406
Cielo SA, ordinary nominative	6,461,200	54,411
Dufry AG (BDR)	607,756	46,799
Eletropaulo Metropolitana Eletricidade de São Paulo SA, Class B, preferred nominative	1,238,900	24,682
Hypermarcas SA, ordinary nominative (1)	8,863,100	113,821
Itaú Unibanco Holding SA, preferred nominative (ADR)	3,534,690	63,660
Itaúsa - Investimentos Itaú SA, preferred nominative	19,738,946	117,138
Marfrig Alimentos SA, ordinary nominative	4,397,040	41,120
Mills Estruturas e Serviços de Engenharia SA, ordinary nominative (1)	3,669,700	27,751
Petróleo Brasileiro SA - Petrobras, ordinary nominative (ADR)	5,574,500	191,317
Petróleo Brasileiro SA - Petrobras, preferred nominative (ADR)	930,100	27,717
Telemar Norte Leste SA, Class A, preferred nominative	300,800	8,166
TeleNorte Leste Participações SA, preferred nominative	1,219,200	18,237
TeleNorte Leste Participações SA, preferred nominative (ADR)	2,485,900	37,189
TIM Participações SA, ordinary nominative (1)	11,466,921	46,376
TOTVS SA, ordinary nominative	17,700	1,314
Usinas Siderúrgicas de Minas Gerais SA - USIMINAS, ordinary nominative	241,050	6,330
Usinas Siderúrgicas de Minas Gerais SA - USIMINAS, Class A, preferred nominative	927,870	24,731
Vale SA, ordinary nominative (ADR)	8,400	205
Vale SA, Class A, preferred nominative	162,800	3,419
Vale SA, Class A, preferred nominative (ADR)	7,770,724	163,341
WEG SA, ordinary nominative	1,480,200	13,695
Wilson Sons Ltd. (BDR)	1,882,300	22,421
		1,379,608

Chile - 0.56%
Enersis SA (ADR)	162,844	3,242
Ripley Corp SA	3,086,123	3,322
S.A.C.I. Falabella	10,041,402	65,004
		71,568

Mexico - 5.90%
Alsea, SAB de CV, Series A	5,910,700	5,530
América Móvil, SAB de CV, Series L (ADR)	7,135,935	338,957
Bolsa Mexicana de Valores, SAB de CV, Series A	7,705,600	12,023
Carso Infraestructura y Construcción SAB de CV, Series B-1 (1)	56,641,900	30,000
CEMEX, SAB de CV, ordinary participation certificates, units (ADR) (1)	3,828,058	37,017
Empresas ICA, SAB de CV, ordinary participation certificates (1)	3,252,651	7,643
Grupo Carso, SAB de CV, Series A-1	196,300	624
Grupo Financiero Inbursa, SAB de CV	25,257,357	81,515
Grupo México, SAB de CV, Series B	882,900	2,082
Grupo Televisa, SAB de CV, ordinary participation certificates (ADR)	1,082,600	18,848
Impulsora del Desarrollo y el Empleo en América Latina, SAB de CV, Series B-1 (1)	41,425,500	48,046
Kimberly-Clark de México, SAB de CV, Series A	14,537,050	83,998
Teléfonos de México, SAB de CV, Series L	2,004,300	1,420
Teléfonos de México, SAB de CV, Series L (ADR)	6,500,600	91,723
		759,426

Peru - 0.01%
Cia. de Minas Buenaventura SA (ADR)	28,500	1,096

Eastern Europe and Middle East - 9.98%

Czech Republic - 0.62%
ČEZ, AS	363,938	14,946
Komercní banka, AS	35,814	5,787
Telefónica O2 Czech Republic, AS	3,022,100	58,760
		79,493

Hungary - 0.09%
Magyar Telekom Telecommunications PLC	4,100,000	11,191

Israel - 1.27%
Bezeq - The Israel Telecommunication Corp. Ltd.	35,415,300	77,478
Cellcom Israel Ltd.	1,181,533	29,513
Israel Chemicals Ltd.	1,316,410	13,728
Partner Communications Co. Ltd.	1,605,304	24,682
Partner Communications Co. Ltd. (ADR)	112,000	1,709
Shufersal Ltd.	3,233,940	16,968
		164,078

Oman - 0.16%
BankMuscat (SAOG) (GDR)	2,550,790	20,406

Poland - 0.97%
Bank Pekao SA	553,492	25,216
Bank Zachodni WBK SA	208,255	11,789
Powszechny Zaklad Ubezpieczen SA (1)	127,900	13,196
Telekomunikacja Polska SA	17,758,500	74,583
		124,784

Russia - 5.15%
Baring Vostok Private Equity Fund, LP (acquired 12/15/00, cost: $6,902,000) (1) (2) (3) (4) (5)	11,783,118	17,787
Baring Vostok Private Equity Fund III, LP (acquired 3/30/05, cost: $20,548,000) (2) (3) (4) (5)	21,690,364	27,968
Baring Vostok Private Equity Fund IV, LP (acquired 4/25/07, cost: $7,891,000) (1) (2) (3) (4) (5)	8,252,671	6,726
Baring Vostok Fund IV Supplemental Fund, LP (acquired 10/8/07, cost: $12,550,000) (1) (2) (3) (4) (5)	15,205,976	13,156
Evraz Group SA (GDR) (1)	2,577,532	59,224
New Century Capital Partners, LP (acquired 12/7/95, cost: $951,000) (1) (2) (4)	5,247,900	6,034
OAO Gazprom	1,334,000	6,372
OAO Gazprom (ADR)	15,942,900	299,861
OAO LUKOIL (ADR)	692,850	35,637
OAO TMK (GDR) (1)	247,400	3,602
OJSC Bank Saint Petersburg, Class A, 13.50% convertible preferred May 15, 2013	4,547,800	17,937
OJSC Holding Co. Sibirskiy Cement (1)	693,300	10,399
OJSC Kuzbasskaya Toplivnaya Co.	1,665,000	9,957
OJSC M.video	1,613,870	9,752
OJSC Magnit	572,564	46,584
OJSC Magnit (GDR)	98,900	1,693
OJSC Magnitogorsk Iron and Steel Works (GDR)	645,200	5,868
OJSC Mining and Metallurgical Co. Norilsk Nickel (ADR)	992,967	14,288
OJSC Novolipetsk Steel (GDR)	562,950	14,412
OJSC Pharmstandard (GDR) (1)	347,100	7,572
OJSC Rostelecom (ADR)	741,900	15,629
Sberbank (Savings Bank of the Russian Federation)	3,670,679	8,804
X5 Retail Group NV (GDR) (1)	728,834	24,215
		663,477

Saudi Arabia - 0.31%
Almarai Co., PALMS issued by HSBC Bank plc, expires March 27, 2012 (acquired 11/23/09, cost: $39,553,000) (2)	795,599	40,360

Turkey - 1.41%
Aktaş Elektrik Ticaret AŞ (1)	4,273	-
Anadolu Efes Biracilik ve Malt Sanayii AŞ	5,914,218	69,054
Coca-Cola İçecek AŞ, Class C	1,300,245	11,564
Enka Insaat ve Sanayi AS	5,403,543	18,443
Selçuk Ecza Deposu Ticaret ve Sanayi AŞ, Class B	988,104	1,346
Sinpaş Gayrimenkul Yatirim Ortakligi AŞ (1)	259,509	309
Türk Telekomünikasyon AŞ, Class D	23,170,328	73,430
Türkiye Garanti Bankasi AŞ	1,732,866	7,179
		181,325

Africa - 4.82%

Egypt - 0.15%
Commercial International Bank (Egypt) S.A.E.	1,180,515	13,896
Orascom Construction Industries Co. (GDR)	135,413	5,147
		19,043

Morocco - 0.10%
Holcim (Maroc) SA	46,585	12,397

South Africa - 4.57%
AngloGold Ashanti Ltd.	1,781,897	77,019
AngloGold Ashanti Ltd. (ADR)	1,706,297	73,678
Anglo Platinum Ltd. (1)	173,543	16,330
Group Five Ltd.	1,339,405	6,002
Harmony Gold Mining Co. Ltd.	2,138,548	22,647
Harmony Gold Mining Co. Ltd. (ADR)	1,427,913	15,093
Impala Platinum Holdings Ltd.	1,207,787	27,999
MTN Group Ltd.	6,597,251	86,487
Mvelaphanda Resources Ltd. (1)	2,578,176	14,907
Pretoria Portland Cement Co. Ltd.	3,254,414	13,467
Sappi Ltd. (1)	8,937,654	34,251
Sappi Ltd. (ADR) (1)	1,308,900	4,948
Sasol Ltd.	2,893,011	102,694
Sasol Ltd. (ADR)	516,300	18,210
Shoprite Holdings Ltd.	905,004	9,719
South African Private Equity Fund III, LP (acquired 9/23/98, cost: $3,767,000) (1) (2) (3) (4) (5)	27,594,065	19,021
Standard Bank Group Ltd.	1,236,500	16,356
Telkom SA Ltd.	3,687,240	18,068
Wilson Bayly Holmes - Ovcon Ltd.	857,080	12,180
		589,076

Other markets - 3.18%

Australia - 0.57%
Aquarius Platinum Ltd.	8,539,334	41,426
Paladin Energy Ltd (1)	10,770,668	32,178
		73,604

Canada - 0.60%
Banro Corp. (1)	6,230,500	11,881
Banro Corp., warrants, expire September 17, 2011 (1)	204,900	77
Centerra Gold Inc. (1)	3,047,800	33,554
CIC Energy Corp. (1)	514,700	653
Farallon Mining Ltd. (1)	18,813,300	6,185
Katanga Mining Ltd. (1)	324,107	198
Platmin Ltd. (1)	17,419,400	17,999
Platmin Ltd. (CDI) (1)	6,481,100	6,865
		77,412

United Kingdom - 1.17%
Anglo American PLC (1)	2,433,900	84,611
Antofagasta PLC	1,023,400	11,879
Ferrexpo PLC	348,693	1,278
Gem Diamonds Ltd. (1)	5,524,029	17,226
Kazakhmys PLC	258,790	3,797
Lonrho PLC (1)	52,947,100	8,144
Namakwa Diamonds Ltd. (1)	3,605,500	2,227
Petra Diamonds Ltd. (CDI) (1)	12,730,000	13,580
Volga Gas PLC (1)	2,618,946	7,895
		150,637

United States of America - 0.84%
Freeport-McMoRan Copper & Gold Inc.	141,105	8,344
Genpact Ltd. (1)	6,435,634	99,945
		108,289

Multinational - 0.59%
Capital International Global Emerging Markets Private Equity Fund, LP (acquired 6/30/99, cost: $5,834,000) (2) (3) (4) (5)	55,999,402	9,850
Capital International Private Equity Fund IV, LP (acquired 3/29/05, cost:$37,790,000) (2) (3) (4) (5)	48,725,871	45,257
International Hospital Corp. Holding NV (acquired 9/25/97, cost: $8,011,000) (1) (2) (3)	609,873	3,434
International Hospital Corp. Holding NV, convertible preferred (acquired 2/12/07, cost: $2,336,000) (1) (2) (3)	318,677	2,336
International Hospital Corp. Holding NV, warrants, expire June 30, 2011 (acquired 12/24/08, cost: $0) (1) (2) (3)	31,867	-
New Asia East Investment Fund Ltd., Class A (acquired 5/23/96, cost: $189,000) (1) (2) (3) (4)	279,240	476
New Asia East Investment Fund Ltd., Class B (acquired 5/23/96, cost: $2,584,000) (1) (2) (3) (4)	3,810,369	6,497
Pan-African Investment Partners II Ltd., Class A (acquired 6/20/08, cost: $11,883,000) (2) (3) (4) (5)	3,800	8,572
Pan Asia Special Opportunities Fund (Cayman) (acquired 10/18/00, cost: $197,000) (1) (2) (3) (4)	600,000	25
		76,447

Miscellaneous - 2.35%
Equity securities in initial period of acquisition		302,476

Total equity securities (cost: $9,454,617,000)		12,133,868

Bonds and notes	Principal amount	Value
	(000)	(000)

Asia-Pacific - 0.03%

China - 0.02%
Fu Ji Food and Catering Services Holdings Ltd. 0% convertible bonds, October 18, 2010 (6)	CNY 93,400	$2,686

Malaysia - 0.01%
Eastern & Oriental Bhd. 8.00% convertible bonds, November 16, 2019	MYR 3,753	1,043

Latin America - 0.24%

Argentina - 0.10%
Republic of Argentina Index-Linked, Payment-in-Kind Bond, 10.031% December 31, 2033 (7)	ARS 64,316	12,929

Brazil - 0.03%
Banco BMG SA:
8.75% July 1, 2010	$917	917
8.75% July 1, 2010 (acquired 6/22/05, cost: $3,360,000) (2)	3,360	3,360
		4,277

Mexico - 0.11%
CEMEX, SAB de CV, 4.875% convertible bonds March 15, 2015 (acquired 3/25/10, cost: $12,915,000) (2)	12,826	12,746
United Mexican States Government Bonds, Series M30, 8.50% November 18, 2038	MXN 220	1,860
		14,606

Miscellaneous - 0.12%
Bonds and notes in initial period of acquisition		15,354

Total bonds and notes (cost: $70,611,000)		50,895

Short-term securities	Principal amount	Value
	(000)	(000)

Corporate short-term notes - 2.21%
Commonwealth Bank of Australia 0.15% due 7/6/10	5,500	5,500
Credit Suisse Group AG 0.481% due 9/2/10	52,500	52,458
General Electric Co. 0.08% due 7/1/10	30,700	30,700
JPMorgan Chase & Co. 0.09% due 7/1/10	8,942	8,942
Novartis AG 0.03% due 7/1/10	25,000	25,000
UBS AG 0.20%-0.295% due 7/8-7/14/10	162,000	161,986
		284,586

Federal agency discount notes - 1.68%
Federal Home Loan Bank Discount Corp. 0.19% due 7/30/10	31,900	31,895
Federal National Mortgage Association 0.24% due 9/27/10	26,600	26,592
International Bank for Reconstruction and Development 0.22%-0.35% due 7/9-8/20/10	157,700	157,685
		216,172

U.S. treasuries - 0.45%
U.S. Treasury Bill 0.14% due 8/19/10	57,400	57,389

Total short-term securities (cost: $558,117,000)		558,147

Total investment securities (cost: $10,083,345,000)		12,742,910
Other assets less liabilities (including forward currency contracts)		135,288

Net assets		$12,878,198

(1) Security did not produce income during the last 12 months.
(2) Purchased in a private placement transaction (not including purchases of securities that were publicly offered in the primary local market but were not registered under U.S. securites laws); resale to the public may require registration in the country where the primary market is located and no right to demand registration exists.  As of June 30, 2010, the total value and cost of such securities were $255,514,000 and $311,726,000, respectively, and the value represented 1.98% of net assets.

(3) This issuer represents investment in an affiliate as defined in the Investment Company Act of 1940.  This definition includes, but is not limited to, issuers in which the fund owns more than 5% of the outstanding voting securities.  New Asia East Investment Fund Ltd., Capital International Global Emerging Markets Private Equity Fund, LP and Capital International Private Equity Fund IV, LP are also considered affiliates since these issuers have the same investment adviser as the fund.

(4) Cost and market value do not include prior distributions to the fund from income or proceeds realized from securities held by the private equity fund.  Therefore, the cost and market value may not be indicative of the private equity fund's performance.  For private equity funds structured as limited partnerships, shares are not applicable and therefore the fund's interest in the partnerships is reported.

(5) Excludes an unfunded capital commitment representing an agreement which obligates the fund to meet capital calls in the future.  Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing and the amount of such capital calls cannot readily be determined.

(6) Security is currently in default pending restructure.
(7) Coupon rate may change periodically.

Abbreviations

Securities:
ADR - American Depositary Receipts
BDR - Brazilian Depositary Receipts
CDI - CREST Depository Interest
GDR - Global Depositary Receipts
PALMS - Participating Access Linked Middle Eastern Securities

Currencies other than U.S. dollars:
ARS - Argentine Peso
CNY - Chinese Renminbi
MYR - Malaysian Ringgit
MXN - Mexican Peso

See Notes to financial statements

Financial statements

Statement of assets and liabilities at June 30, 2010	(dollars in thousands, except per-share data)

Assets:
Investment securities at value:
Unaffiliated issuers (cost: $9,851,516)	$12,486,982
Affiliated issuers (cost: $231,829)	255,928	$12,742,910

Cash		13,003
Cash denominated in non-U.S. currency (cost: $821)		825
Unrealized appreciation on open forward currency contracts		4,249
Receivables for--
Sales of investments	43,339
Sales of fund's shares	73,246
Dividends and interest	58,957
Non-U.S. taxes	2,722	178,264

		12,939,251

Liabilities:
Unrealized depreciation on open forward currency contracts		3,144
Payables for--
Purchases of investments	48,606
Investment advisory services	6,700
Directors' compensation	1,397
Other fees and expenses	1,206	57,909

		61,053

Net assets at June 30, 2010 --
Equivalent to $8.13 per share on
1,584,229,851 shares of $0.01 par value
capital stock outstanding (authorized
capital stock -- 2,000,000,000 shares)		$12,878,198

Net assets consist of:
Capital paid in on shares of capital stock		$11,067,653
Undistributed net investment income		54,274
Accumulated net realized loss		(904,583)
Net unrealized appreciation		2,660,854

Net assets at June 30, 2010		$12,878,198

See Notes to financial statements

Statement of operations for the year ended June 30, 2010	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. withholding tax of $33,778;	$307,621
also includes $15,604 from affiliates)
Interest (includes $60 from affiliates)	23,185	$330,806

Fees and expenses:
Investment advisory services	81,360
Custodian	7,748
Registration statement and prospectus	46
Auditing and legal	384
Reports to shareholders	12
Directors' compensation	983
Other	504	91,037

Net investment income		239,769

Net realized gain and unrealized
appreciation on investments, forward
currency contracts and currency:
Net realized gain (loss) on:
Investments (net of non-U.S. taxes of $134;
also includes $30,167 net loss from affiliates)	1,030,841
Forward currency contracts	(30,150)
Currency transactions	1,165	1,001,856

Net unrealized appreciation (depreciation) on:
Investments (net of non-U.S. taxes of $(480))	1,184,044
Forward currency contracts	10,602
Currency translations	(106)	1,194,540

Net realized gain and unrealized
appreciation on investments, forward currency
contracts and currency		2,196,396

Net increase in net assets resulting
from operations		$2,436,165

Statement of changes in net assets	(dollars in thousands)

	Year ended June 30,
	2010	2009

Operations:
Net investment income	$239,769	$238,306
Net realized gain (loss) on investments, forward currency
contracts and currency transactions	1,001,856	(1,884,730)
Net unrealized appreciation (depreciation) on investments,
forward currency contracts and currency translations	1,194,540	(1,459,609)

Net increase (decrease) in net assets
resulting from operations	2,436,165	(3,106,033)

Dividends and distributions paid
to shareholders:
Dividends from net
investment income	(204,568)	(232,579)
Distributions from net
realized gain on investments	__	(2,113,433)

Total dividends and distributions paid to shareholders	(204,568)	(2,346,012)

Capital share transactions:
Proceeds from shares sold:
106,825,625 and 199,011,713 shares, respectively	882,249	1,283,577
Proceeds from shares issued in
reinvestment of net investment income dividends
and net realized gain distributions:
22,202,610 and 480,838,418 shares, respectively	189,388	2,312,833
Cost of shares repurchased:
156,771,705 and 143,295,513 shares, respectively	(1,254,919)	(1,239,109)

Net (decrease) increase in net assets
resulting from capital share
transactions	(183,282)	2,357,301

Total increase (decrease) in net assets	2,048,315	(3,094,744)

Net assets:
Beginning of year	10,829,883	13,924,627

End of year
(including undistributed net investment income:
$54,274 and $38,146, respectively)	$12,878,198	$10,829,883

See Notes to financial statements

Notes to financial statements

1. Organization

Organization - Emerging Markets Growth Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as an open-end interval management investment company. As an open-end interval management investment company, the fund offers its shareholders the opportunity to purchase and redeem shares on a periodic basis. The fund seeks long-term growth of capital by investing in companies operating in developing countries around the world.

2.  Significant accounting policies

The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described below, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on bonds, notes, and short-term securities are amortized daily over the expected life of the security.

Dividends and distributions to shareholders - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Currency translation - Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

The fund’s investments are reported at fair value as defined by accounting principles generally accepted in the United States of America. The fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs – The fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained as of approximately 3:00 p.m. New York time from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

Where the investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and asked prices that are reasonably and timely available (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under guidelines adopted by authority of the fund's board of directors. Market quotations may be considered unreliable if events occur that materially affect the value of securities (particularly equity securities trading outside the U.S.) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange. Various inputs may be reviewed in order to make a good faith determination of a security’s fair value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Classifications - The fund classifies its assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the fund’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of June 30, 2010 (dollars in thousands):

Investment Securities:	Level 1	Level 2 (1)	Level 3 (1)	Total
Equity securities
Asia-Pacific	$201,404	$7,007,641	$18,630	7,227,675
Latin America	2,200,413	11,285	-	2,211,698
Eastern Europe/Middle East	60,630	1,152,814	71,670	1,285,114
Africa	111,928	489,567	19,021	620,516
Other markets	178,837	231,105	76,447	486,389
Miscellaneous securities	126,287	191,543	-	317,830
Bonds and notes	-	35,541	-	35,541
Short-term securities	-	558,147	-	558,147
Total	$2,879,499	$9,677,643	$185,768	$12,742,910

Forward Currency Contracts (2)	-	$1,105	-	$1,105

The following table reconciles the valuation of the fund's Level 3 investment securities and related transactions during the year ended June 30, 2010 (dollars in thousands):

	Beginning value at 7/1/2009	Net sales	Net realized loss (3)	Net unrealized appreciation (3)	Net transfers into Level 3	Ending value at 6/30/2010
Investment securities	$167,172	$(8,819)	$(5,918)	$15,032	$18,301	$185,768

Net unrealized appreciation during the period on Level 3 investment securities held at 6/30/2010 (3)	$15,032

(1) Level 2 and Level 3 include investment securities with an aggregate value of $9,209,444,000 that were fair valued under guidelines adopted by authority of the fund’s board of directors.  Of this amount, securities with an aggregate value of $8,983,457,000 were fair valued as a result of significant market movements following the close of local trading and, therefore, classified as Level 2.
(2) Forward currency contracts are not included in the investment portfolio.
(3) Net realized loss and unrealized appreciation are included in the related amounts on investments in the statement of operations.

The fund owns an interest in multiple private equity funds, which are considered alternative investments in accordance with Accounting Standards Update (ASU) 2009-12, Investments in Certain Entities That Calculate Net Asset Value per Share.  The fund is permitted to use the Net Asset Value (NAV) of the private equity funds to determine the fair value of the investment in the funds as such funds do not have a readily determinable fair value and have attributes of an investment company (i.e. the primary business involves investment of pooled funds whereby ownership represents interests in partners’ capital to which a proportionate share of net assets is attributed).  Although the fund typically uses the NAV of the respective private equity funds to determine fair value of its investments, adjustments may be made to the NAV as a result of known company or market events, updated market pricing for underlying securities held in the private equity fund and/or fund transactions (i.e. drawdowns and distributions).

The following table lists the characteristics of the alternative investments held by the fund as of June 30, 2010 (dollars in thousands):

Investment type	Investment strategy	Fair value1	Unfunded commitment2	Remaining life3	Redemption terms
Private equity funds	Primarily private sector equity investments (i.e., expansion capital, buyouts) in emerging markets	$161,368	$72,678	1 to 9 years	Redemptions are not permitted. These funds distribute proceeds from the liquidation of underlying assets of the funds.

1Included as Level 3 securities in the table on the previous page presenting the fund’s valuation levels as of June 30, 2010.
2Unfunded capital commitments represent agreements which obligate the fund to meet capital calls in the future.  Payment would be made when a capital call is requested.  Capital calls can only be made if and when certain requirements have been fulfilled; thus, the timing of such capital calls cannot readily be determined.
3Represents the remaining life of the fund term or the estimated period of liquidation.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

The value of the fund’s portfolio holdings may fluctuate in response to events specific to the companies in which the fund invests.  In addition, investments in developing country securities may also be affected by government activities and restrictions, including repatriation restrictions; currency and price fluctuations and periods of illiquidity; limited availability of information; security valuations; taxes; potential fraud; settlement; transferability and recordkeeping practices; conditions affecting the general economy; higher transaction costs; social, economic and political instability; and different accounting, financial reporting and legal standards.

5. Taxation and distributions

Federal income taxation - The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the year ended June 30, 2010, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2006, by state authorities for tax years before 2005 and by tax authorities outside the U.S. for tax years before 2003.

Non-U.S. taxation - Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on realized and unrealized gains to provide for potential non-U.S. taxes payable on these securities. As of June 30, 2010, the fund did not accrue any liabilities for non-U.S. taxes on realized and unrealized gains.

Distributions - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S; cost of investments sold; net capital losses; and income on certain investments.

The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. For the year ended June 30, 2010, the tax character of the distribution paid to shareholders was ordinary income in the amount of $204,568,000. For the year ended June 30, 2009, the tax characters of distributions paid to shareholders were ordinary income, short-term capital gain and long-term capital gain in the amounts of $232,579,000, $101,121,000 and $2,012,312,000, respectively.

During the year ended June 30, 2010, the fund reclassified $19,086,000 from undistributed net investment income to accumulated net realized loss and $13,000 from capital paid in on shares of capital stock to undistributed net investment income to align financial reporting with tax reporting.

As of June 30, 2010, the components of distributable earnings on a tax basis were as follows:

(dollars in thousands)
Undistributed ordinary income	$176,604
Post-October currency loss deferrals (realized during the period November 1, 2008, through June 30, 2010) (*)	(8,157)
Capital loss carryforward expiring 2017 (†)	(761,021)

(*) These deferrals are considered incurred in the subsequent year.
(†) The capital loss carryforward will be used to offset any capital gains realized by the fund in future years through the expiration date.  The fund will not make distributions from capital gains while a capital loss carryforward remains.

As of June 30, 2010, the tax basis unrealized appreciation (depreciation) and cost of investments were as follows:

(dollars in thousands)
Gross unrealized appreciation on investment securities	$3,386,881
Gross unrealized depreciation on investment securities	(982,676)
Net unrealized appreciation on investment securities	2,404,205
Cost of investment securities	10,338,705

6. Fees and transactions with related parties

Capital International, Inc. (CII) is an affiliate of American Funds Service Company® (“AFS”), the fund’s transfer agent, and American Funds Distributors®, Inc. (“AFD”), the principal underwriter of the fund.

Investment advisory services fee – The Investment Advisory and Service Agreement with Capital International, Inc. (CII) provides for monthly management service fees, accrued weekly.  CII is wholly owned by Capital Group International, Inc., which is wholly owned by The Capital Group Companies, Inc. These fees are based on an annual rate of 0.90% on the first $400 million of the fund’s net assets; 0.80% of assets in excess of $400 million but not exceeding $1 billion; 0.70% of assets in excess of $1 billion but not exceeding $2 billion; 0.65% of assets in excess of $2 billion but not exceeding $4 billion; 0.625% of assets in excess of $4 billion but not exceeding $6 billion; 0.60% of assets in excess of $6 billion but not exceeding $8 billion; 0.58% of assets in excess of $8 billion but not exceeding $11 billion; 0.56% of assets in excess of $11 billion but not exceeding $15 billion; 0.54% of assets in excess of $15 billion but not exceeding $20 billion; and 0.52% of assets in excess of $20 billion.

Transfer agent fee – The fund has a transfer agent agreement with AFS. Under this agreement, the fund compensates AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing.  Transfer agent fees were $2,000 for the year ended June 30, 2010.  This amount was included in other fees and expenses.

Distribution services – The fund has a principal underwriting agreement with AFD. AFD does not receive compensation for any sale of the fund’s shares.

Directors’ compensation – Since the adoption of the deferred compensation plan in 1998, directors who are unaffiliated with CII may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or the American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation on the accompanying financial statements includes $789,000 in current fees (either paid in cash or deferred) and a net increase of $194,000 in the value of the deferred amounts.

Affiliated officers and directors – Officers and certain directors of the fund are or may be considered to be affiliated with CII. No affiliated officers and directors received any compensation directly from the fund.

7. Restricted securities

The fund has invested in certain securities for which resale may be limited (for example, in the U.S., to qualified institutional buyers) or which are otherwise restricted.  These securities are identified in the investment portfolio. As of June 30, 2010, the total value of restricted securities was $255,514,000, which represents 1.98% of the net assets of the fund.

8. Investment transactions and other disclosures

The fund made purchases and sales of investment securities, excluding short-term securities, of $6,081,851,000 and $6,444,574,000, respectively, during the year ended June 30, 2010.

The fund receives an expense reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended June 30, 2010, the fund did not receive an expense reduction.

9. Transactions with affiliates

If the fund owns more than 5% of the outstanding voting securities of an issuer, the fund’s investment in that issuer represents an investment in an affiliate as defined in the Investment Company Act of 1940.  In addition, New Asia East Investment Fund Ltd., Capital International Global Emerging Markets Private Equity Fund, LP and Capital International Private Equity Fund IV, LP are considered affiliates since these issuers have the same investment adviser as the fund. A summary of the fund’s transactions in the securities of affiliated issuers during the year ended June 30, 2010, is as follows:

					Dividend
					and interest
	Beginning	Purchases/	Sales/	Ending	income	Value
Issuer	shares	Additions	Reductions	shares	(000)	(000)

Affiliated issuers:
Bumrungrad Hospital	43,774,600	-	-	43,774,600	1,006	41,793
StemLife	8,331,900	-	-	8,331,900	25	819
Wintek	-	56,524,808	-	56,524,808	-	52,211

Affiliated private equity funds/private placements:
Baring Vostok Private Equity Fund*	11,783,118	-	-	11,783,118	-	17,787
Baring Vostok Private Equity Fund III*	20,292,114	1,398,250	-	21,690,364	284	27,968
Baring Vostok Capital Partners IV*	10,771,271	12,687,376	-	23,458,647	-	19,882
Capital International Global Emerging Markets Private Equity Fund*	55,950,810	48,592	-	55,999,402	18	9,850
Capital International Private Equity Fund IV*	48,277,620	448,251	-	48,725,871	755	45,257
International Hospital	960,417	-	-	960,417	-	5,770
New Asia East Investment Fund	4,089,609	-	-	4,089,609	-	6,973
Pan-African Investment Partners II	3,800	-	-	3,800	60	8,572
Pan Asia Special Opportunities Fund	600,000	-	-	600,000	-	25
South African Private Equity Fund III*	27,594,065	-	-	27,594,065	-	19,021

Unaffiliated issuers+:
Banro	6,435,400	-	-	6,435,400	-	-
CIC Energy	3,251,700	-	2,737,000	514,700	-	-
Dufry AG	3,716,500	46,000	3,154,744	607,756	11,528	-
Energy Development	780,051,000	195,012,750	194,691,000	780,372,750	1,759
Lonrho	40,521,200	12,425,900	-	52,947,100	-	-
McLeod Russel India	5,566,169	-	1,932,157	3,634,012	229	-
New GP Capital Partners*	27,000,000	-	27,000,000	-	-	-
					$15,664	$255,928

*For private equity funds structured as limited partnerships, shares are not applicable and therefore the fund's interest in the partnerships is reported.
+Affiliated during the period but no longer affiliated at June 30, 2010.

10. Forward currency contracts

The fund may enter into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund enters into these contracts to manage its exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates. On a daily basis, the fund values forward currency contracts based on the applicable exchange rates and records unrealized appreciation or depreciation for open forward currency contracts in the statement of assets and liabilities. The fund records realized gains or losses at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency.  Closed forward currency contracts that have not reached their expiration date are included in the respective receivables or payables for closed forward currency contracts in the statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from closed forward currency contracts are recorded in the statement of operations. As of June 30, 2010, the fund had open forward currency contracts to sell currencies as shown on the following table. The open forward currency contracts shown are generally indicative of the level of activity for the year ended June 30, 2010.

		Contract amount		U.S. valuation
		(000)		(000)

					Unrealized
					appreciation/
	Counterparty	Non-U.S.	U.S.	Amount	(depreciation)
Sales:
Australian Dollar to U.S. Dollar expiring 7/8/10	UBS AG	AUD 18,374	$15,592	$15,452	$140
Brazilian Real to U.S. Dollar expiring 7/23/10	UBS AG	BRL 134,479	74,142	74,138	4
British Pound Sterling to U.S. Dollar expiring 7/8-7/9/10	Bank of America	GBP 44,078	64,623	65,856	(1,233)
Canadian Dollar to U.S. Dollar expiring 7/8/10	Bank of America	CAD 38,248	36,930	35,926	1,004
Czech Koruna to U.S. expiring 7/8/10	Bank of America	CZK 571,779	26,608	27,189	(581)
Czech Koruna to U.S. expiring 8/4/10	Bank of America	CZK 198,298	9,444	9,428	16
Euro Dollar to U.S. Dollar expiring 7/9/10	Bank of New York Mellon	EUR 11,916	15,350	14,572	778
Hungarian Forint to U.S. Dollar expiring 7/8/10	Bank of America	HUF 2,130,806	8,789	9,121	(332)
Israeli Shekel to U.S. Dollar expiring 7/12/10	UBS AG	ILS 304,698	78,721	78,374	347
Polish Zloty to U.S. Dollar expiring 7/8/10	Bank of America	PLN 120,529	34,548	35,510	(962)
Polish Zloty to U.S. Dollar expiring 8/4/10	Bank of America	PLN 60,672	17,947	17,840	107
South African Rand to U.S. Dollar expiring 7/26-8/3/10	UBS AG	ZAR 1,439,134	188,441	186,588	1,853
Thai Baht to U.S. Dollar expiring 7/21/10	Bank of America	THB 1,824,381	56,282	56,318	(36)

Forward currency contracts ---net……………					$1,105

Financial highlights

	Year ended June 30

	2010	2009	2008	2007 *	2006 *

Net asset value, beginning of year	$6.72	$12.95	$17.02	$15.21	$15.70

Income (loss) from investment
operations†:
Net investment income	.15	.18	.39	.22	.26
Net realized and unrealized
gain (loss) on investments	1.39	(4.09)	.68	6.56	5.05

Total income (loss) from
investment operations	1.54	(3.91)	1.07	6.78	5.31

Less distributions:
Dividends from
net investment income	(.13)	(.23)	(.59)	(.41)	(.50)
Distributions from
net realized gains	__	(2.09)	(4.55)	(4.56)	(5.30)

Total distributions	(.13)	(2.32)	(5.14)	(4.97)	(5.80)

Net asset value, end of year	$8.13	$6.72	$12.95	$17.02	$15.21

Total return	22.83%	(23.08)%	3.78%	52.08%	37.88%

Ratios/supplemental data:
Net assets, end of year
(in millions)	$12,878	$10,830	$13,925	$15,383	$11,100
Ratio of expenses to average
net assets	.71%	.71%	.67%	.70%	.72%
Ratio of net investment income to
to average net assets	1.86%	2.49%	2.47%	1.39%	1.57%
'Portfolio turnover rate	49.38%	67.91%	57.50%	52.19%	38.48%

* The per share data has been adjusted to reflect a 5-for-1 stock split effective at the close of business on January 12, 2007.
† The per share data is based on average shares outstanding.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Emerging Markets Growth Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Emerging Markets Growth Fund, Inc. (the "Fund") at June 30, 2010, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits, which included confirmation of securities owned at June 30, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Los Angeles, California
August 16, 2010

Expense example
                                                                                             unaudited

As a shareholder of the fund, you incur ongoing costs, including investment advisory services fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2010 through June 30, 2010).

Actual expenses:
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning account value 1/1/2010	Ending account value 06/30/2010	Expenses paid during period*	Annualized expense ratio

Actual return	$1,000.00	$945.35	$3.42	.71%
Hypothetical 5% return before expenses	1,000.00	1,021.27	3.56	.71

* Expenses are equal to the fund’s annualized expense ratio of .71%, multiplied by the average account value over the period, multiplied by the number of days in the period and divided by 365 (to reflect the one-half year period).

Tax information
          unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year.
The fund hereby designates the following amounts for the fund’s fiscal year ended June 30, 2010:

Foreign taxes	$0.02 per share
Foreign source income	$0.23 per share
Qualified dividend income	$260,158,000

Individual shareholders should refer to their Form 1099-DIV or other tax information, which will be mailed in January 2011, to determine the calendar year amounts to be included on their 2010 tax returns. Shareholders should consult their tax advisers.

Approval of renewal of Investment Advisory and Service Agreement

The fund’s board of directors has approved the renewal of the fund’s Investment Advisory and Service Agreement (the agreement) with Capital International, Inc. (CII) for an additional one-year term through June 20, 2011, following the recommendation of the fund’s Contracts Committee (the committee), which is composed of all of the fund’s independent directors. The information, material factors and the conclusions that formed the basis for the committee’s recommendation and the board’s subsequent approval are described below.

1. Information received

Materials reviewed

During the course of each year, the independent directors receive a wide variety of materials relating to the services provided by CII, including reports on the fund’s investment results, portfolio composition, sales and redemptions, as well as other information relating to the nature, extent and quality of the services provided by CII to the fund. In addition, supplementary information requested and reviewed by the committee included extensive materials regarding the fund’s investment results, advisory fee and expense comparisons, financial and profitability information regarding CII, descriptions of various functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management and administrative services to the fund.

Review process

The committee received assistance and advice regarding legal and industry standards from independent legal counsel to the independent directors. The committee discussed the renewal of the agreement with CII representatives and in a private session with independent counsel at which no CII representatives were present. In deciding to recommend renewal, the committee did not identify any specific piece of information or any single factor that was controlling. This summary describes the most important factors, but not all of the matters considered.

2. Nature, extent and quality of services

CII, its personnel and its resources

The board and the committee considered the depth and quality of CII’s investment management process, including: its global research capabilities; the experience, capability and integrity of its senior management and other personnel; and the low turnover rates of its key personnel. The board and the committee considered CII’s commitment to research and its multiple portfolio manager system, noting that CII continues to expend considerable effort to enhance its investment process and research coverage.

Other services

The board and the committee considered CII’s policies, procedures and systems designed to comply with applicable laws and regulations and its commitment to compliance; its efforts to keep the directors informed; and its attention to matters that may involve conflicts of interest with the fund. The board and the committee also considered the nature, extent, quality and cost of administrative and shareholder services provided by CII to the fund under the agreement and other agreements, including information technology, legal, fund accounting and treasury functions. The board and the committee concluded that they were satisfied with the nature, extent and quality of the investment advisory services to be provided to the fund under the agreement.

3. Investment results

The board and the committee reviewed the investment results of the fund as of December 31, 2009, and compared them to those of the fund’s benchmark, as well as to those of a selected group of funds with a similar investment mandate. The board and the committee reviewed the fund’s short-term and long-term investment results both in absolute terms and relative to its benchmark and the selected funds. The directors observed that, although there had been recent periods of underperformance, the fund’s results generally had exceeded the benchmark over the short and long term, including the lifetime of the fund. The board and the committee concluded that the fund’s results over the long term and short term have generally been satisfactory and that the board and the committee remain confident in CII’s ability to achieve superior results over time.

4. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expenses of the fund (as a percentage of average net assets) with the fees and expenses of comparable investment companies managed by CII and of other comparable third-party funds, as well as emerging markets equity investment management fees charged to separate accounts advised by CII and other managers. This information allowed the board and the committee to compare the fund’s advisory fees with advisory fees charged to both retail and institutional investors in emerging market equity mandates. The board and the committee also discussed information obtained from third-party sources regarding advisory rates for emerging market equity mandates. The board and the committee considered these materials, as well as their personal knowledge of advisory fee rates charged by other emerging market equity funds. The board and the committee concluded that the fees charged under the agreement are significantly lower than fees charged by comparable retail mutual funds with emerging market equity mandates and are reasonable when compared with the fees institutional investors are typically charged in emerging market equity mandates.

5. Adviser costs, level of profits and economies of scale

The board and the committee reviewed information regarding CII’s costs of providing services to the fund and its other institutional clients, and also reviewed the resulting level of profits to CII. The board and the committee noted recent operational restructuring efforts undertaken by CII designed to reduce its expenses and improve its effectiveness and efficiency. The board and the committee considered that pursuant to the fee schedule charged under the agreement, fees decline as the fund’s assets increase, reflecting economies of scale in the cost of operations that are shared with investors. The board and the committee also noted that long-term economies of scale are reflected in the fund’s expense ratio, which has historically decreased as assets under management have grown, and vice versa. The board and the committee concluded that CII’s profitability from its relationship with the fund was reasonable, and that the fund’s fee and expense levels reflect economies of scale that benefit investors.

6. Ancillary benefits

The board and the committee considered the benefits received by CII and its affiliates as a result of CII’s relationship with the fund, including fees paid to CII’s affiliated transfer agent, and possible ancillary benefits received by the fund in connection with the activities of CII or its affiliates, which are not directly related to the fund. The board and the committee also reviewed CII’s portfolio trading practices, noting that while CII receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it has not committed to direct any specific dollar amounts of brokerage to these broker-dealers in exchange for such research, and does not give preference to broker-dealers that have sold shares of investment companies advised by it or its affiliates.

7. Conclusions

Based on their review, including their consideration of each of the factors referred to above, the board and the committee concluded that the agreement should be continued for another one-year period.

Board of directors and other officers

“Independent” directors
	Year first
	elected a
Name, age and	director of
position with fund	the fund1	Principal occupation(s) during past five years

Paul N. Eckley, 55	2005	Senior Vice President, Investments, State Farm
		Insurance Companies

Beverly L. Hamilton, 63	1991	Retired President, ARCO Investment
Chairman of the Board		Management Company
(Independent and Non-Executive)

Raymond Kanner, 57	1997	Managing Director and Chief Investment Officer, IBM
		Retirement Funds; former Director, Global Equity
		Investments, IBM Retirement Funds

L. Erik Lundberg, 50	2005	Chief Investment Officer, University of Michigan

Helmut Mader, 68	1986	Managing Director, Mader Capital Resources GmbH;
Vice Chairman of the Board		former Director, Deutsche Bank AG
(Independent and Non-Executive)

William B. Robinson, 72	1986	Director, Reckson Asset Management Australia
		Limited; former Director, Unwired Australia Group
		Limited (Internet service provider); former Director,
		Deutsche Asset Management Australia Limited

Michael L. Ross, 41	2006	Sr. Advisor, Makena Capital Management, LLC;
		former Partner and Chief Investment Officer, Makena
		Capital Management, LLC; former Chief Investment
		Officer, Stanford Management Company

Aje K. Saigal, 54	2000	Director of Investment Policy and Strategy,
		Government of Singapore Investment Corporation
		Pte. Limited

David H. Zellner, 55	2010	Chief Investment Officer, General Board of Pension
		and Health Benefits of The United Methodist Church

“Independent” directors
	Number of
	portfolios
	in fund
	complex2
Name, age and	overseen by
position with fund	director	Other directorships3 held by director

Paul N. Eckley, 55	1	None

Beverly L. Hamilton, 63	1	Oppenheimer Funds
Chairman of the Board		(director for 38 portfolios in the fund complex)
(Independent and Non-Executive)

Raymond Kanner, 57	1	None

L. Erik Lundberg, 50	1	None

Helmut Mader, 68	1	None
Vice Chairman of the Board
(Independent and Non-Executive)

William B. Robinson, 72	1	None

Michael L. Ross, 41	1	None

Aje K. Saigal, 54	1	None

David H. Zellner, 55	1	None

“Interested” directors4
	Year first
	elected a
	director or
Name, age and	officer of	Principal occupation(s) during past five years and
position with fund	the fund1	positions held with affiliated entities of the fund

Victor D. Kohn, 52	1996	President and Director, Capital International, Inc.
President and Chief
Executive Officer

David I. Fisher, 70	1986	Vice Chairman of the Board, Capital International,
		Inc.; Chairman of the Board, Capital Group
		International, Inc.;5 Chairman of the Board, Capital
		Guardian Trust Company;5 Vice Chairman of the
		Board, Capital International Limited;5 Director, Capital
		International Research, Inc.;5 Director, The Capital
		Group Companies, Inc.5

Shaw B. Wagener, 51	1997	Chairman of the Board, Capital International, Inc.;
		President and Director, Capital Group International,
		Inc.;5 Senior Vice President, Capital Guardian Trust
		Company;5 Director, The Capital Group Companies,
		Inc.5

“Interested” directors4
	Number of
	portfolios
	in fund
	complex2
Name, age and	overseen by
position with fund	director	Other directorships3 held by director

Victor D. Kohn, 52	1	None
President and Chief
Executive Officer

David I. Fisher, 70	1	None

Shaw B. Wagener, 51	1	None

Chairman emeritus

Walter P. Stern, 81		Vice Chairman of the Board, Capital International,
		Inc.; Senior Partner, Capital Group International, Inc.5

Other officers

	Year first
	elected
Name, age and	an officer	Principal occupation(s) during past five years
position with fund	of the fund1	and positions held with affiliated entities of the fund

Michael A. Felix, 49	1993	Senior Vice President, Treasurer and Director, Capital
Vice President and		International, Inc.; Senior Vice President, Treasurer
Treasurer		and Director, Capital Guardian Trust Company;5
		Director, Capital Group Research, Inc.5

Peter C. Kelly, 51	1996	Senior Vice President, Senior Counsel, Secretary and
Vice President		Director, Capital International, Inc.; Senior Vice
		President, Senior Counsel and Director, Capital
		Guardian Trust Company;5 Secretary, Capital Group
		International, Inc.5

Robert H. Neithart, 45	2000	Executive Vice President and Research Director,
Vice President		Capital International Research, Inc.;5 Vice President
		and Director, Capital Strategy Research, Inc.;5 Senior
		Vice President and Director, Capital Guardian Trust
		Company5

Abbe G. Shapiro, 50	1997	Vice President, Capital International, Inc.;
Vice President		Vice President, Capital Guardian Trust Company;5
		Vice President, The Capital Group Companies, Inc.,
		Institutional Investment Services Division5

Lisa B. Thompson, 44	2000	Senior Vice President and Director, Capital Guardian
Vice President		Trust Company;5 Director, The Capital Group
		Companies, Inc.5

Ricardo V. Torres, 40	2006	Executive Vice President, Capital International
Vice President		Research, Inc.5

Nelson N. Lee, 39	2005	Vice President and Associate Counsel, Capital
Secretary		International, Inc.; Vice President and Associate
		Counsel, Capital Guardian Trust Company5

Laurie D. Neat, 39	2005	Assistant Vice President, Capital International, Inc.;
Assistant Secretary		Assistant Vice President, Capital Guardian Trust
		Company5

Bryan K. Nielsen, 37	2006	Vice President, Capital International, Inc.;
Assistant Treasurer		Vice President, Capital Guardian Trust Company5

The fund’s statement of additional information (SAI) includes additional information about fund directors. The address for all directors and officers of the fund is 11100 Santa Monica Boulevard, 15th Floor, Los Angeles, CA 90025, Attention: Secretary.

The fund’s SAI, Proxy Voting Policy and Procedures and proxy voting record for the 12 months ended June 30 are available free of charge on the U.S. Securities and Exchange Commission (SEC) website at sec.gov or upon request by calling 800/421-0180, ext. 96245.

The fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website or upon request by calling 800/421-0180, ext. 96245. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800/SEC-0330.

1Directors and officers of the fund serve until their resignation, removal or retirement.
2Capital International, Inc. serves as investment adviser for the fund and does not act as investment adviser for other U.S. registered investment companies.

3This includes all directorships (other than those in the fund) that are held by each director as a director of a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934 or a company registered as an investment company under the 1940 Act.

4“Interested persons” within the meaning of the 1940 Act, as amended, on the basis of their affiliation with the fund’s investment adviser, Capital International, Inc., or its affiliated entities.
5Company affiliated with Capital International, Inc.

Offices of the fund and of the	Counsel
investment adviser	Dechert LLP
Capital International, Inc.	1775 I Street, N.W.
11100 Santa Monica Boulevard, 15th Floor	Washington, D.C. 20006-2401
Los Angeles, CA 90025-3302
Independent registered public accounting firm
6455 Irvine Center Drive	PricewaterhouseCoopers LLP
Irvine, CA 92618	350 South Grand Avenue
Los Angeles, CA 90071-2889
Transfer agent for
shareholder accounts	Principal underwriter
American Funds Service Company	American Funds Distributors, Inc.
6455 Irvine Center Drive	333 South Hope Street
Irvine, CA 92618	Los Angeles, CA 90071-1406

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

This report is for the information of shareholders of Emerging Markets Growth Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund.

Investors should carefully consider the investment objectives, risks, charges and expenses of the fund. This and other important information is in the prospectus, which can be obtained from Capital International by calling 800/421-0180, ext. 96245 and should be read carefully before investing.

The Capital Group Companies

Capital International   Capital Guardian   Capital Research and Management   Capital Bank and Trust   American Funds

Lit. No. MFGEAR-915-0810P (NLS)

Printed in USA

TAG/AFD/6391-S25919

© 2010 Emerging Markets Growth Fund, Inc.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics.  Such request can be made by dialing 800/421-0180, ext. 96245 or by writing to the Secretary of the Registrant, 11100 Santa Monica Boulevard, 15th Floor, Los Angeles, California 90025-3302.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s Board has determined that each member of the Registrant’s Audit Committee, Paul N. Eckley, L. Erik Lundberg, Michael L. Ross and Aje K. Saigal, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase each designee’s duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board, nor will it reduce the responsibility of the other Audit Committee members.  The Board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Fees billed by the Registrant’s auditors for each of the last two fiscal years, including fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant, and a description of the nature of the services comprising the fees, are listed below:

Registrant:
a)	Audit Fees:
2009                                $128,000
2010                                $114,000
b)	Audit- Related Fees:
2009                                none
2010                                none
c)	Tax Fees:
2009                                $95,000
2010                                $94,000
The tax fees for 2009 and 2010 consist of professional services relating to: preparing the fund’s federal and state income tax returns (2009: $12,000, 2010: $12,000); preparing the local tax return and routine tax compliance services in India and Venezuela (2009: $57,000, 2010: $32,000); and other tax services in India and Venezuela (2009: $26,000, 2010: $50,000).
d)	All Other Fees:
2009                                none
2010                                none

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a)	Not applicable
b)	Audit Related Fees: 2009 none 2010 none
c)	Tax Fees: 2009 $3,000 2010 $4,000
d)	All Other Fees: 2009 none 2010 none

The Registrant’s Audit Committee will pre-approve all audit and permissible non-audit services that the Committee considers compatible with maintaining the auditors’ independence.  The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The Committee will not delegate its responsibility to pre-approve these services to the investment adviser. The Committee may delegate to one or more Committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full Committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser, and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant and the adviser and affiliates that provide ongoing services to the Registrant, were $98,000 for fiscal year 2010 and $98,000 for fiscal year 2009. The non-audit services represented by these amounts were brought to the attention of the Committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

The Schedule of Investments is included in the Annual Report to Shareholders.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a Committee on Directors comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The Committee periodically reviews such issues as the Board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors. The Committee also evaluates, selects and nominates independent director candidates to the full Board. While the Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Committee, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Committee.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EMERGING MARKETS GROWTH FUND, INC.

By /s/ Victor D. Kohn
Victor D. Kohn, President and Chief Executive Officer

Date: August 31, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Victor D. Kohn
Victor D. Kohn, President and Chief Executive Officer

Date: August 31, 2010

By /s/ Michael A. Felix
Michael A. Felix, Vice President and Treasurer

Date: August 31, 2010